SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Investment Managers Series Trust

(Name of Registrant as Specified in Its Charter)

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BRADDOCK MULTI-STRATEGY INCOME FUND

[  ], 2022

Dear Shareholder,

As a shareholder of the Braddock Multi-Strategy Income Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), you are being asked to approve the appointment by the Trust’s Board of Trustees (the “Board”) of Bramshill Investments, LLC (“Bramshill”), as sub-advisor to the Fund. Liberty Street Advisors, Inc. (“Liberty Street”) continues to serve as the Fund’s investment advisor.

Braddock Financial LLC (“Braddock”) has served as sub-advisor to the Fund from its inception on December 31, 2015. On ____, Braddock and Liberty Street informed the Board that it believed it would be in the best interests of the Fund and its shareholders to appoint Bramshill as the sub-advisor to the Fund. At a special meeting of the Board held on August 18, 2022, based on the recommendation by Liberty Street, the Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended, approved an investment sub-advisory agreement between Liberty Street and Bramshill (the “New Sub-Advisory Agreement”), which shall take effect following the approval of the agreement by the shareholders of the Fund and upon the filing of a supplement to the Fund’s prospectus naming Bramshill as the sub-advisor to the Fund and changing the name of the Fund to the Bramshill Multi-Strategy Income Fund. Liberty Street will pay Bramshill’s sub-advisory fee out of Liberty Street’s advisory fee, and there will be no increase in the Fund’s aggregate fees as a result of Bramshill’s appointment as the sub-advisor to the Fund. The terms of the New Sub-Advisory Agreement are substantially similar to those of the current sub-advisory agreement between Liberty Street and Braddock. Braddock intends to resign as sub-advisor to the Fund effective as of the effective date of the New Sub-Advisory Agreement appointing Bramshill as sub-advisor and will no longer be involved with the management of the Fund’s investment portfolio after that date. If shareholders of the Fund do not approve the New Sub-Advisory Agreement, Liberty Street will continue to serve as investment advisor to the Fund and will consider what further actions to take.

In addition, shareholders are being asked to approve the use of a "manager of managers" arrangement with respect to the Fund. The Trust intends to request a type of exemption from the Securities and Exchange Commission, commonly referred to as “manager of managers” exemptive relief, which would allow Liberty Street and the Board to replace sub-advisors of the Fund without the cost and time associated with a shareholder meeting. The Board believes that this will help ensure that the Fund is getting the best possible service and support from sub-advisors without the significant delay and expense associated with making a change that would normally require a shareholder vote.

The Board of Trustees recommends that you vote FOR the approval of these proposals after carefully reviewing the enclosed materials.

Your vote is important. The proposals are discussed in detail in the enclosed Proxy Statement. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board, we thank you for your continued investment in the Fund.

Sincerely,

Maureen Quill

President

 i

BRADDOCK MULTI-STRATEGY INCOME FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On November 4, 2022

A Special Meeting of Shareholders of the Braddock Multi-Strategy Income Fund (the “Fund”) will be held on November 4, 2022, at 11:00 a.m., local time, at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. At the Special Meeting, we will ask the shareholders of the Fund to vote on the following proposals (the “Proposals”):

1.	Approval of a new investment sub-advisory agreement between Liberty Street Advisors, Inc. (“Liberty Street”) and Bramshill Investments, LLC (“Bramshill”) with respect to the Braddock Multi-Strategy Income Fund;

2.	The use of a “manager of managers” arrangement to allow Liberty Street and the Board of Trustees of Investment Managers Series Trust (the “Trust”) to replace the Fund’s sub- advisors in the future without a shareholder meeting; and

3.	Any other matters that properly come before the meeting.

The Board of Trustees of the Trust has unanimously approved the Proposals. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

Your vote is being solicited by the Board of Trustees of the Trust. Please read the accompanying Proxy Statement for a more complete discussion of the Proposals. Shareholders of the Fund of record as of the close of business on [ ], 2022 (the “Record Date”), are entitled to notice of, and to vote at, the Fund’s Special Meeting or any adjournment thereof.

You are invited to attend the Special Meeting. If you cannot do so, please follow the voting instructions on the enclosed proxy card to vote by internet or telephone, or complete and return the accompanying proxy card in the enclosed postage paid return envelope, as promptly as possible. This is important for the purpose of ensuring a quorum at the Special Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.

By order of the Board of Trustees,

Maureen Quill

President

[   ], 2022

YOUR VOTE IS IMPORTANT

 PLEASE PROVIDE YOUR PROXY PROMPTLY.

QUESTIONS AND ANSWERS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.

Question: What is happening?

Answer:

On ____, Liberty Street Advisors, Inc. (“Liberty Street”), the investment advisor to the Braddock Multi-Strategy Fund (the “Fund”), and Braddock Financial LLC (“Braddock”), the investment sub-advisor to the Fund, informed the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) that they believed it would be in the best interests of the Fund and its shareholders to appoint Bramshill Investments, LLC (“Bramshill”) as the sub-advisor to the Fund. At a special meeting of the Board held on August 18, 2022, based on the recommendation by Liberty Street and Braddock, the Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) approved an investment sub-advisory agreement between Liberty Street and Bramshill (the “New Sub-Advisory Agreement”), which shall take effect following the approval of the agreement by the shareholders of the Fund and upon the filing of a supplement to the Fund’s prospectus naming Bramshill as the sub-advisor to the Fund and changing the name of the Fund to the Bramshill Multi-Strategy Income Fund. Liberty Street will pay Bramshill’s sub-advisory fee out of Liberty Street’s advisory fee, and there will be no increase in the Fund’s aggregate fees as a result of Bramshill’s appointment as the sub-advisor to the Fund. The terms of the New Sub-Advisory Agreement are substantially similar to those of the current sub-advisory agreement between Liberty Street and Braddock. Braddock will resign as sub-advisor to the Fund effective as of the effective date of the New Sub-Advisory Agreement and will no longer be involved with the management of the Fund’s investment portfolio after that date. If shareholders of the Fund do not approve the New Sub- Advisory Agreement, Liberty Street will continue to serve as investment advisor to the Fund and will consider what further actions to take.

The Board has determined that it is appropriate to seek shareholder approval of the New Sub-Advisory Agreement at a special meeting of shareholders of the Fund (the “Special Meeting”). If approved by shareholders of the Fund, the New Sub-Advisory Agreement will become effective following the Special Meeting and will remain in effect for an initial two-year period. A copy of the New Sub-Advisory Agreement is included in this Proxy Statement as Appendix A.

In addition, the Board is recommending that shareholders approve the use of a “manager of managers” arrangement which would allow Liberty Street to replace sub-advisors of the Fund without the cost and time associated with a shareholder meeting. The Board believes that this will help ensure that the Fund is getting the best possible service and support from sub-advisors without the significant delay and expense associated with making a change that would normally require a shareholder vote.

Question: What Proposals am I being asked to vote on?

Answer: At the Special Meeting, you will be asked to vote on the following proposals (the "Proposals"): (i) the approval of the New Sub-Advisory Agreement between Liberty Street and Bramshill with respect to the Fund; (ii) the approval of a “manager of managers” arrangement; and (iii) any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Question: Why are you sending me this information?

Answer: You are receiving these proxy materials because you owned shares of the Fund as of [   ], 2022 (the “Record Date”) and have the right to vote on these very important Proposals concerning your investment.

Question: Will the Fund’s contractual management fee rates increase?

Answer: No. The investment advisory fee rate for the Fund will not increase. Similar to the arrangements between Liberty Street and Braddock, Liberty Street will pay sub-advisory fees to Bramshill out of the advisory fees Liberty Street receives from the Fund.

Question: How does the Board of Trustees recommend that I vote?

Answer: The Board of Trustees recommends that you vote FOR each Proposal.

Question: What will happen if shareholders do not approve a Proposal?

Answer: If shareholders do not approve the New Sub-Advisory Agreement, Liberty Street will continue to serve as the investment advisor to the Fund and will consider what further actions to take, including the appointment of an interim investment sub-advisor to the Fund.

If shareholders of the Fund do not approve the Fund’s use of a “manager of managers” arrangement, then Liberty Street will not use the “manager of managers” arrangement with respect to the Fund and the Board will consider what further actions to take, if any, including resubmitting the Proposal to Fund shareholders at a later date. The approval of each Proposal is not dependent upon the approval of the other Proposal.

Question: Who is entitled to vote?

Answer: If you owned shares of the Fund as of the Record Date, you are entitled to vote.

Question: What vote is required to approve each Proposal?

Answer: The 1940 Act requires each Proposal to be approved by a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Question: When and where will the Meeting be held?

Answer: The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, the Fund’s co-administrator, located at 2220 E. Route 66, Suite 226, Glendora, California 91740 on November 4, 2022 at 11:00 a.m. local time.

Question: How do I vote my shares?

Answer: For your convenience, there are several ways you can vote:

●	In Person: Attend the Special Meeting as described in the Proxy Statement.

●	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed, self-addressed, postage-paid envelope;

●	By Telephone: Call the toll-free number printed on the enclosed proxy card(s); or

●	By Internet: Access the website address printed on the enclosed proxy card(s).

Question: What happens if I sign and return my proxy card but do not mark my vote?

Answer: Your proxy will be voted in favor of the Proposals.

Question: May I revoke my proxy?

Answer: You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Special Meeting, requesting the return of your proxy and voting in person, as described in the Proxy Statement.

Question: Who will bear the costs related to this proxy solicitation?

Answer: Liberty Street and Bramshill have agreed between themselves to share all costs related to the Special Meeting, including legal costs, the costs of retaining a proxy solicitor, and other expenses incurred in connection with the solicitation of proxies.

Question: Who can I call to obtain additional information about this Proxy Statement?

Answer: If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the toll-free number listed on the enclosed proxy card. Representatives are available Monday through Friday [9:00 a.m. to 9:00 p.m.] Eastern time.

INVESTMENT MANAGERS SERIES TRUST

PROXY STATEMENT

TO SHAREHOLDERS OF THE

 BRADDOCK MULTI-STRATEGY INCOME FUND

The Board is sending this Proxy Statement to the shareholders of the Fund in connection with the solicitation of voting instructions for use at the Special Meeting for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement is being mailed on or about [   ], 2022, to the shareholders of the Fund as of the Record Date.

Information on the Fund’s shares issued and outstanding is included in Appendix C.

Information on shareholders who owned beneficially 5% or more of the outstanding shares of a class of the Fund or 25% or more of the Fund’s outstanding shares as of the Record Date is set forth in Appendix D.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be Held on [________], 2022. This Proxy Statement is available on the Internet at [www. ________] .

INTRODUCTION

On _________, Liberty Street Advisors, Inc. (“Liberty Street”), the investment advisor to the Braddock Multi-Strategy Fund (the “Fund”), and Braddock Financial LLC (“Braddock”), the investment sub- advisor to the Fund, informed the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) that they believed it would be in the best interests of the Fund and its shareholders to appoint Bramshill Investments, LLC (“Bramshill”) as the sub-advisor to the Fund. At a special meeting of the Board held on August 18, 2022, based on the recommendation by Liberty Street, the Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”), approved an investment sub-advisory agreement between Liberty Street and Bramshill (the “New Sub-Advisory Agreement”), which shall take effect following the approval of the agreement by the shareholders of the Fund and upon the filing of a supplement to the Fund’s prospectus naming Bramshill as the sub-advisor to the Fund and changing the name of the Fund to the Bramshill Multi-Strategy Income Fund. Liberty Street will pay Bramshill’s sub-advisory fee out of Liberty Street’s advisory fee, and there will be no increase in the Fund’s aggregate fees as a result of Bramshill’s appointment as the sub-advisor to the Fund. The terms of the New Sub-Advisory Agreement are substantially similar to those of the current sub-advisory agreement between Liberty Street and Braddock. Braddock will resign as sub-advisor to the Fund effective as of the effective date of the New Sub-Advisory Agreement and will no longer be involved with the management of the Fund’s investment portfolio after that date. If shareholders of the Fund do not approve the New Sub-Advisory Agreement, Liberty Street will continue to serve as investment advisor to the Fund and will consider what further actions to take.

If approved by shareholders of the Fund, the New Sub-Advisory Agreement will become effective following the Special Meeting and will remain in effect for an initial two-year period. A copy of the New Sub-Advisory Agreement is included in this Proxy Statement as Appendix A.

In addition, the Board is recommending that shareholders approve the use of a “manager of managers” arrangement which would allow Liberty Street and the Board to replace sub-advisors of the Fund without the cost and time associated with a shareholder meeting. The Board believes that this will help ensure that the Fund is getting the best possible service and support from sub-advisors without the significant delay and expense associated with making a change that would normally require a shareholder vote.

PROPOSAL 1 – APPROVAL OF NEW INVESTMENT SUB-ADVISORY
AGREEMENT

Approval of Bramshill as Sub-Advisor to the Fund

At its meeting held on August 18, 2022, the Board unanimously approved the appointment of Bramshill as sub-advisor to the Fund, and the New Sub-Advisory Agreement, subject to the approval by the shareholders of the Fund.

No Trustees or officers of the Trust are officers, employees, directors, managers or members of Bramshill. In addition, since the beginning of the Fund’s last fiscal year, no Trustee has had, directly or indirectly, a material interest in Bramshill, any of Bramshill’s parents or subsidiaries, or any subsidiaries of a parent of any such entities, and no Trustee has been a party to a material transaction or material proposed transaction to which Bramshill, any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

Terms of the New Sub-Advisory Agreement and Fees Paid by the Fund

The terms of the New Sub-Advisory Agreement are substantially similar to the terms of the investment sub-advisory agreement currently in place between Liberty Street and Braddock. The New Sub-Advisory Agreement describes the services that Bramshill will provide to the Fund, which generally includes making decisions with respect to all purchases and sales of securities and other investment assets for the Fund.

Under the terms of the New Sub-Advisory Agreement, Liberty Street and Bramshill agree to indemnify each other and hold each other harmless, together with their respective officers, employees, affiliated and controlling persons, against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which such persons may be subject due to (i) any breach of the New Sub-Advisory Agreement, (ii) any willful misfeasance, bad faith, fraud, gross negligence or reckless disregard in the performance of a party’s duties or obligations under the New Sub- Advisory Agreement, or (iii) any untrue statement of a material fact contained in the Fund’s prospectus, statement of additional information, proxy materials, advertisements or sales literature if such statement was made in reliance upon information provided by a party in writing and intended for use therein. In addition, the New Sub-Advisory Agreement provides that Liberty Street shall indemnify Bramshill for any event relating to the Fund occurring prior to the effective date of the New Sub-Advisory Agreement. Neither party shall be entitled to any indemnity under the New Sub-Advisory Agreement for losses resulting from a claim by the other party for breach of the New Sub-Advisory Agreement. The New Sub-Advisory Agreement further provides that nothing in the New Sub-Advisory Agreement shall be deemed to protect a party against any liability to the other party or the Fund to which such party would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties under the New Sub-Advisory Agreement, or by reason of such party’s reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.

If approved by the shareholders of the Fund, the New Sub-Advisory Agreement would continue in force with respect to the Fund for a two-year period following the approval by the shareholders of the Fund, unless sooner terminated as provided in the New Sub-Advisory Agreement. The New Sub-Advisory Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Sub-Advisory Agreement may be terminated with respect to the Fund at any time without payment of any penalty (i) by the Board of Trustees of the Trust, (ii) by the vote of a majority of the outstanding voting securities of the Fund, in each case with respect to clauses (i) and (ii) on 60 days’ written notice to Bramshill, (iii) by Liberty Street on 60 days’ written notice to Bramshill and the Trust, or (iv) by Bramshill upon 60 days’ written notice to the Liberty Street and the Trust. In addition, the New Sub-Advisory Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act) and would automatically terminate if the advisory agreement between Liberty Street and the Trust with respect to the Fund is terminated.

Under the New Sub-Advisory Agreement, Bramshill will be paid an annual sub-advisory fee equal to 52% of the gross investment advisory fee payable to Liberty Street with respect to the Fund, accrued daily and payable monthly in arrears to Bramshill on the first business day of each calendar month. The sub-advisory fee will be paid by Liberty Street and not the Fund. Because Liberty Street pays Bramshill, there is no “duplication” of advisory fees paid. Bramshill has agreed that Liberty Street may deduct from the sub-advisory fee a portion of the costs and expenses incurred by Liberty Street related to support services for the Fund and in connection with the sub-advisor transition.

The advisory fees paid by the Fund to Liberty Street during the Fund’s most recent fiscal year ended December 31, 2021, were as follows:

Fund Name	Advisory Fees Accrued	Advisory Fees Recouped/ Waived	Advisory Fee Retained
Braddock Multi-Strategy Income Fund	$8,691,797	$65,672	$8,757,469

Board Considerations

At its meeting held on August 18, 2022, in connection with its review of the New Sub-Advisory Agreement with Bramshill, the Trustees discussed, among other things, the nature, extent and quality of the services to be provided by Bramshill with respect to the Fund; the proposed sub-advisory fees to be paid to Bramshill; and the potential benefits to Bramshill expected to result from its relationship with the Fund. In advance of its meeting, the Board received information about Bramshill’s investment strategy and the New Sub-Advisory Agreement with Bramshill, certain portions of which are discussed below. The materials, among other things, included information with respect to (i) Bramshill’s organization and financial condition; (ii) information regarding the background, experience and compensation structure of relevant personnel who would be providing services to the Fund; (iii) information about the fees charged by Bramshill to comparable other products; (iv) information about the performance of comparable other products managed by Bramshill; and (v) information about Bramshill’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading.

The Board also received a memorandum from the legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the New Sub-Advisory Agreement. No representatives of Liberty Street or Bramshill were present during the Board’s consideration of the New Sub-Advisory Agreement. In approving the New Sub-Advisory Agreement, the Board and Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

The Board considered the performance of the Bramshill Structured Products Fund, which is a private fund managed by Bramshill since October 2018 with a similar investment objective and strategies as the Fund. The Board noted that the Bramshill Structured Products Fund outperformed the Bloomberg Barclays US Aggregate Bond Index for the one- and three-year and since inception periods ended June 30, 2022. The Board also discussed the portfolio management personnel and the investment strategies to be employed in the management of the Fund’s assets.

The Board also considered the overall quality of services to be provided by Bramshill to the Fund. In doing so, the Board considered the specific responsibilities Bramshill would have in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel that would be involved in the activities of the Fund. The Board noted that Bramshill serves as investment advisor to other funds registered under the 1940 Act and had demonstrated an ability to manage such funds. The Board also considered the overall quality of the organization and operations of Bramshill, as well as its compliance structure. The Board considered the Advisor’s favorable assessment of the nature and quality of the investment sub-advisory services expected to be provided to the Fund by Bramshill and Liberty Street’s recommendation to engage Bramshill. In addition, the Board considered its familiarity with the overall quality of the oversight services provided by Liberty Street to the Fund in monitoring the activities of the sub-advisor of the Fund. Based on its review and Liberty Street’s recommendation, the Board and the Independent Trustees concluded that Bramshill had sufficient quality and depth of personnel, resources and investment methods necessary to perform its duties to the Fund under the proposed New Sub-Advisory Agreement. The Board and the Independent Trustees also concluded that, based on the various factors they had reviewed, the nature, overall quality, and extent of the management services expected to be provided by Bramshill would be satisfactory.

The Board noted that the fees payable to Bramshill under the New Sub-Advisory Agreement would be paid by Liberty Street from the advisory fees that it receives from the Fund. The Board compared the advisory and proposed sub-advisory fees in light of the respective services to be provided to the Fund by Liberty Street and Bramshill, respectively. The Board also reviewed information regarding the sub-advisory fees proposed to be charged by Bramshill with respect to the Fund, and noted that Liberty Street would pay the same sub-advisory fee rate to Bramshill that Braddock was paid as sub-advisor to the Fund. The Board noted that Bramshill did not provide any advisory or sub-advisory services to any registered funds or separate accounts using the same strategies it would use to manage the Fund, and that the services provided by Bramshill to the Bramshill Structured Products Fund were different from the services Bramshill would provide to the Fund. The Board received confirmation after the meeting that Bramshill’s advisory fee rate for managing the Bramshill Structured Products Fund was the same as or less than the sub-advisory fee rate it would receive with respect to the Fund, but that the Bramshill Structured Products Fund also pays Bramshill a performance-based fee.

The Board also considered the potential benefits to be received by Bramshill as a result of its relationship with the Fund, other than the receipt of its sub-advisory fees, including any research made available to it by broker-dealers that provide execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Bramshill’s compliance program, and the intangible benefits of Bramshill’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Based on its review, the Independent Trustees and the Board concluded that Bramshill would have the capabilities, resources and personnel necessary to manage the Fund, and that in light of the services to be provided by Bramshill to the Fund, the proposed compensation to be paid to it under the New Sub-Advisory Agreement is fair and reasonable, and that approval of the New Sub-Advisory Agreement is in the best interest of the Fund and its shareholders.

Information Regarding Bramshill

Bramshill, with its principal office and place of business at 801 Laurel Oak Drive, Suite 300A, Naples, Florida 34108, is 100% employee owned, and is an asset management firm that provides investment services to registered mutual funds, private commingled funds and separately managed accounts. As of July 31, 2022, Bramshill had approximately $4.3 billion in assets under management. Arthur DeGaetano, Stephen Selver and William Nieporte are the sole members of Ironman Holdings, LLC, which is the holding company of Bramshill.

The names and principal occupations of each principal executive officer and director of Bramshill, located at 801 Laurel Oak Drive, Suite 300A, Naples, Florida 34108, are listed below. None of Bramshill’s principal officers and directors has any position with the Fund.

Name	Principal Occupation/Title
Art DeGaetano	Co-Founder, Chief Investment Officer
Stephen Selver	Chief Executive Officer
Bill Nieporte	Co-Founder

Bramshill has informed the Trust that it does not provide investment advisory services to any other registered funds that have investment objectives and investment strategies similar to those of the Fund.

If Bramshill becomes sub-advisor to the Fund, Liberty Street and Bramshill have agreed to pay for or share in certain transitional and ongoing expenses, including expenses related to the marketing of the Fund, out of the advisors' respective legitimate profits. In addition, Liberty Street expects to pay (or cause to be paid) Braddock a fee for certain transition support services, as well as a portion of its net profits for a period following the sub-advisor transition in recognition of Braddock’s role in helping establish and accumulate assets for the Fund. Neither the Fund nor its shareholders will bear any portion of such payments. Liberty Street, Bramshill and Braddock have agreed to comply with the provisions of Section 15(f) of the 1940 Act, including not to impose an “unfair burden” on the Fund as a result of the transition, as that term is defined in Section 15(f).

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN LIBERTY STREET AND BRAMSHILL.

PROPOSAL 2 – APPROVAL OF THE “MANAGER OF MANAGERS” ARRANGEMENT

Based on the recommendation of Liberty Street, the Board of Trustees believes that it is in the best interests of the Fund and its shareholders to provide Liberty Street and the Board with increased flexibility to recommend, supervise, evaluate and change sub-advisors of the Fund without incurring the significant delay and expense associated with obtaining prior shareholder approval and has called the Special Meeting to ask shareholders of the Fund to consider and vote on the implementation of a “manager of managers” arrangement.

Without the approval of the “manager of managers” arrangement, a shareholder meeting (such as the Special Meeting) would be required before a Fund appoints a sub-advisor or materially amends a sub-advisory agreement with an existing sub-advisor. Additionally, the Fund would have to seek shareholder approval of a new sub-advisory agreement with respect to the Fund if a sub-advisor undergoes a change in control, even if there will be no change in the persons managing the Fund. Each time a shareholder meeting is called, the Fund must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and such costs may be borne directly or indirectly by the Fund, thereby reducing shareholders’ investment returns. A “manager of managers” arrangement allows the Board and Liberty Street to make decisions regarding sub-advisory services solely with regard to merit and without factoring into the decisions the significant costs and time delays associated with seeking and obtaining shareholder approval. The Board and Liberty Street anticipate that a “manager of managers” arrangement will permit the Fund to operate more efficiently and cost-effectively.

If the “manager of managers” arrangement is approved by shareholders of the Fund, the Board of Trustees will oversee the selection and engagement of sub-advisors for the Fund. Further, the Board, including a majority of the Independent Trustees, will evaluate and consider for approval all new sub-advisory agreements. Finally, under the 1940 Act, the Board, including a majority of the Independent Trustees, will be required to review and consider any sub-advisory agreement for renewal annually, following an initial two-year period. Prior to entering into, renewing or amending a sub-advisory agreement, Liberty Street and the relevant sub-advisor will have a legal duty to provide the Board with information on factors pertinent to the Board’s decision regarding that agreement.

The approval of the “manager of managers” arrangement does not affect the amount of investment advisory fees paid by the Fund. When entering into and amending sub-advisory agreements, Liberty Street will negotiate fees paid to the sub-advisors for their services. The fees paid to Liberty Street by the Fund will be considered by the Board in approving and renewing the advisory agreement and sub-advisory agreements.

Proposal 2 does not limit the fees paid by Liberty Street to a sub-advisor except as described in the following paragraph. Subject to such restriction, the actual level of such fees with respect to the sub-advisor will be negotiated by Liberty Street and will be considered by the Board in approving and renewing sub-advisory agreements.

Under Proposal 2, shareholder approval will continue to be required to increase the aggregate advisory fee rate paid by the Fund. However, shareholder approval will not be required if the Fund hires a new sub-advisor, so long as the aggregate fee rate paid by the Fund does not increase.

Currently, the only means for establishing a “manager of managers” arrangement is by filing an application with the SEC requesting an exemptive order (an “Order”) that provides relief from the provisions of Section 15(a) of the 1940 Act and from certain related shareholder disclosure obligations. These provisions of the 1940 Act require that shareholders approve advisory agreements (including any sub-advisory agreements), approve any material amendments to such agreements, and disclose fees paid to each sub-advisor separately rather than on an aggregated basis. Liberty Street intends to file a request for such exemptive relief with the SEC in the near future.

If the Fund’s shareholders approve Proposal 2, Liberty Street and the Board would be authorized to (1) engage new or additional sub-advisors for the Fund; (2) enter into and modify existing sub-advisory agreements for the Fund with sub-advisors; and (3) terminate and replace sub-advisors for the Fund with new sub-advisors without obtaining further approval of the Fund’s shareholders, provided the Board, including a majority of the Independent Trustees, has approved the new or amended agreement. The Fund would be authorized to disclose fees paid to sub-advisors on an aggregated basis rather than separately. Under the terms and conditions of the Order, the Fund would be subject to several conditions imposed by the SEC. For example, within 90 days of the hiring of a new sub-advisor, the Fund would be required to provide shareholders with (or electronic access to) an information statement containing information about the sub-advisor and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an agreement or change thereto. For a complete list of the conditions likely to be imposed by the terms and conditions of an Order, please refer to Appendix B. Additional or different conditions may be imposed by the Securities and Exchange Commission in the Order ultimately granted; however, there is no guarantee that the Order will be granted.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE IMPLEMENTATION OF THE “MANAGER OF MANAGERS” ORDER WITH RESPECT TO THE FUND.

VOTING PROCEDURES

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Fund. The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740.

You may vote in one of the following ways:

●	attend the Special Meeting in person;

●	complete and sign the enclosed proxy card(s) and mail it to us in the prepaid return envelope (if mailed in the United States);

●	vote on the Internet at the website address listed on your proxy card(s); or

●	call the toll-free number listed on the proxy card(s) to speak with a live operator Monday through Friday 9:00 a.m. to 9:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Fund(s). You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each Proposal.

If your shares are held “of record” by your broker-dealer or other financial intermediary and would like to attend the Special Meeting and vote your shares in person, you will need to obtain a “legal proxy” from your broker-dealer or financial intermediary and present it at the Special Meeting.

Quorum and Voting Requirements

Only shareholders of record on [   ], 2022, the Record Date, are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of the Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Fund. Any lesser number shall be sufficient for adjournments.

The shares outstanding and entitled to vote for the Fund are listed in Appendix D.

Required Vote

Approval of each Proposal will each require the affirmative vote of a majority of the outstanding shares of the applicable Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

If the shareholders of the Fund do not approve the New Advisory Agreement, then the New Sub-Advisory Agreement will not go into effect and Liberty Street will continue as the investment advisor to the Fund.

Adjournments

If a quorum of shareholders of the Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Fund may be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting of the Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals properly raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. Under the rules of the New York Stock Exchange, broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, because each proposal is not a “routine” matter, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the applicable proposal. We urge you to provide instructions to your broker or nominee so that your votes may be counted. Because each proposal is not a "routine" matter, the Fund does not anticipate receiving any broker "non-votes."

Assuming the presence of a quorum, abstentions will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

GENERAL INFORMATION

Method and Cost of Solicitation

Liberty Street and Bramshill have agreed between themselves to share all costs and expenses incurred in connection with preparing this Proxy Statement and related to the solicitation of the Fund’s shareholders. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Liberty Street, without additional compensation, may solicit proxies by telephone. Broadridge Financial Solutions, Inc. has also been engaged to assist in the solicitation of proxies, at an estimated cost of $[   ].

Information Regarding the Officers and Trustees of the Trust

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Liberty Street or Bramshill. In addition, since September 1, 2020, no Trustee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Liberty Street or Bramshill, any of their parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

Principal Holders and Control Persons

The principal shareholders and control persons for the Fund are listed in Appendix D.

To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.

Principal Offices of the Trust and the Trust’s Service Providers

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. MFAC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s other co-administrator, transfer agent, and fund accountant. The Trust’s principal underwriter is Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101. UMB Bank National Association, located at 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust. Morgan, Lewis & Bockius, LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as counsel to the Trust. Counsel to the Independent Trustees is Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, California 94105.

Fund Shareholder Reports

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Fund upon request. Requests for such reports should be directed to the Braddock Multi-Strategy Income Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-800-207-7108.

Submission of Proposals for Next Meeting of Shareholders

The Fund does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a proxy statement and form of proxy card for a Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact the Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-800-207-7108.

APPENDIX A

FORM OF NEW SUB-ADVISORY AGREEMENT BETWEEN

LIBERTY STREET ADVISORS, INC.

AND

BRAMSHILL INVESTMENTS, LLC

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of , 2022, is entered into by and between Liberty Street Advisors, Inc., a New York corporation with its principal office and place of business at 100 Wall Street, Floor 20, New York, NY 10005 (the “Advisor”) and Bramshill Investments, LLC, a Delaware limited liability company, with its principal office and place of business at 801 Laurel Oak Drive, Ste 300A, Naples, FL 34108 (the “Sub-advisor”).

WHEREAS, Advisor has entered into an Investment Advisory Agreement dated December 31, 2015 (the “Advisory Agreement”) with Investment Managers Series Trust, a Delaware statutory trust, with its principal office and place of business at 235 W. Galena Street, Milwaukee, WI 53212 (the “Trust”);

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may consist of multiple series and issue its shares of beneficial interest, no par value, in separate classes;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Advisor acts as investment advisor for the series of the Trust listed on Appendix A hereto (the “Fund”);

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement, including furnishing investment advisory services, to other registered investment advisors subject to the requirements of the 1940 Act; and

WHEREAS, the Advisor desires to retain the Sub-advisor to furnish investment advisory services for the Fund and the Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Advisor and the Sub-advisor hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Advisor hereby appoints and employs the Sub-advisor, subject to the oversight of the Advisor and the direction and control of the Board, to manage the investment and reinvestment of the assets of the Fund (such assets, the “Portfolio”) and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-advisor accepts this appointment and agrees to render the services set forth herein for the compensation set forth in Section 4 of this Agreement.

(b) The Advisor shall deliver to the Sub-advisor written copies of (i) the Trust’s Agreement and Declaration of Trust and By-Laws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectus and Statement of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act (each a “Plan”) and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund (each a “Service Plan”); and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub-advisor with all amendments of or supplements to the foregoing. The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolution of the Board appointing the Sub-advisor as a sub-advisor to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c) The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the Trust’s registration statement. The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of and supplements to the foregoing.

SECTION 2. DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be required, (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to the Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iii) shall deliver to the Sub-advisor copies of all material relevant to the Sub-advisor or the Portfolio that the Advisor provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISOR

(a) The Advisor delegates authority to the Sub-advisor with respect to and the Sub-advisor will make decisions regarding all purchases and sales of securities and other investment assets in the Portfolio, and the Sub-advisor will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-advisor’s written proxy voting policies and procedures. To carry out such decisions, the Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Fund, to place orders and issue instructions with respect to all transactions of the Portfolio. In all purchases, sales and other transactions in securities and other investments for the Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust and the Advisor, pursuant to the Advisory Agreement, might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions of the Portfolio, such as proxy voting with respect to the securities of the Portfolio. The Sub-advisor and its duly authorized employees are authorized to direct the Fund’s custodian to open and maintain brokerage accounts for securities and other property for and in the name of the Fund and to execute for the Fund as its agent, standard customer agreements with such broker or brokers as the Sub-advisor shall select as provided above.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), the Sub-advisor may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-advisor. The Sub-advisor may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates. Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts pursuant to procedures designed to be equitable over time to each account.

(b) The Sub-advisor will report to the Board at each regular quarterly meeting thereof as requested by the Advisor or the Board all material changes in the Portfolio since the prior report, and will also keep the Board and the Advisor informed at such meetings of important developments affecting the Trust, the Portfolio and the Sub-advisor, and on its own initiative, will furnish the Board from time to time with such information as the Sub-advisor may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Portfolio’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Portfolio maintains investments, or otherwise. The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Portfolio as the Sub-advisor may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Portfolio, the Sub-advisor will refer to the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund. The policies and procedures set by the Board will be communicated and/or provided by the Advisor to the Sub-advisor in advance, in writing.

(c) The Sub-advisor will from time to time employ or associate with such persons as the Sub-advisor believes to be particularly fitted to assist in the execution of the Sub-advisor's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-advisor. No obligation may be incurred on the Trust’s or Advisor’s behalf in any such respect.

(d) The Sub-advisor will promptly report to the Board and the Advisor all material matters relating to the Sub-advisor’s organizational structure, professional staff, and any other significant developments that may affect the Sub-advisor’s provision of services under this Agreement. On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust, or their respective representatives to examine, at a reasonable time and in a reasonable manner under the circumstances, the reports required to be made to the Sub-advisor under the Code and its compliance policies and procedures. The Sub-advisor will notify the Advisor and the Trust in writing of any change of control of the Sub-advisor at least 90 days prior to any such changes, if reasonably practicable; provided, that, in the event that the Sub-advisor provides less than 90 days’ notice, the 60-day notice of termination set forth in Section 6(c)(i), (ii) and (iii) hereto shall be reduced by the number of days less than 90 days of which the Sub-advisor gave notice of such change of control. Any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-advisor shall be communicated to the Advisor and the Trust as promptly as possible under the circumstances.

(e) The Sub-advisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required under the 1940 Act, the Advisers Act, the 1934 Act, the Commodity Exchange Act, as amended, and the rules and regulations thereunder all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor under such laws, rules and regulations. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-advisor shall be the property of the Trust. The Advisor and the Trust, or their respective representatives, upon reasonable advance notice, shall have access to such books and records during the Sub-advisor's normal business hours. Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.

(f) The Sub-advisor will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(g) The Sub-advisor will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Portfolio’s assets under the Sub-advisor’s control as the custodian and fund accountant may reasonably require. The Sub-advisor will (i) provide access to one or more portfolio managers of the Sub-advisor who are knowledgeable about a security/issuer, its financial condition, trading and/or other relevant factors for valuation, which portfolio managers shall be available for consultation upon reasonable request; (ii) review daily market values prices assigned to portfolio securities by the third party pricing services employed by the Fund to determine their reasonableness relative to the Sub-advisor’s knowledge of trading conditions and pricing levels observed in the market and to notify and provide supporting documentation to the Advisor or the Fund’s custodian as to any such discrepancies (iii) assist the Advisor or the Fund’s custodian in obtaining bids and offers or quotes from brokers/dealers or market-makers with respect to securities held by the Fund, upon the reasonable request of the Advisor or Fund’s custodian; (iv) upon the reasonable request of the Advisor or the Fund’s co-administrator(s), provide recommendations for fair valuations which are to be determined, as applicable, by the Trust’s Valuation Committee in accordance with the Trust’s fair valuation procedures that may be in place from time to time ; and (v) maintain adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and provide such information to the Advisor or Trust upon request, with such records being deemed Trust records. The parties acknowledge that the Sub-advisor and the Fund’s co-administrator or recordkeeping agent of the Fund may use different pricing vendors, which may result in valuation discrepancies.

(h) The Sub-advisor will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of Sub-advisor. The custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and the Sub-advisor shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a) For all of the services rendered with respect to the Fund as herein provided, the Advisor shall pay to the Sub-advisor an annual management fee as set forth in Appendix B. Such fee shall be accrued by the Advisor daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

(b) During the term of this Agreement, the Sub-advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Portfolio. Without limiting Sub-advisor’s duties and obligations under this Agreement, except as may be mutually agreed in writing, the Sub-advisor shall not be responsible for any of the Trust’s, or the Fund’s expenses, including, without limitation, any extraordinary and non-recurring expenses.

SECTION 5. INDEMNIFICATION

(a) Except as may otherwise be provided by the 1940 Act or any other federal securities law, Advisor shall indemnify and hold harmless Sub-advisor, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act) (collectively, “Sub-advisor Indemnitees”) against any and all losses, damages or liabilities (including reasonable legal and other expenses) to which any of the Sub-advisor Indemnitees may become subject at common law or otherwise (collectively, “Sub-advisor Losses”) due to (i) any breach by the Advisor of this Agreement, (ii) any willful misfeasance, bad faith, fraud, gross negligence or reckless disregard of Advisor in the performance of any of its duties or obligations hereunder, (iii) any untrue statement of a material fact contained in the Prospectus, Statement of Additional Information, proxy materials, advertisements or sales literature of the Fund, unless such statement was made in reliance upon information furnished by the Sub-advisor to the Advisor in writing and intended for use therein; or (iv) any event relating to the Fund occurring prior to the effective date of this Agreement. Notwithstanding the foregoing, the Sub-Advisor Indemnitees shall not be entitled to any indemnity hereunder for any Sub-advisor Losses resulting from any claim by the Advisor for breach of this Agreement.

(b) Except as may otherwise be provided by the 1940 Act or any other federal securities law, Sub-advisor shall indemnify and hold harmless the Advisor, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act) (collectively, “Advisor Indemnitees”) against any and all losses damages or liabilities (including reasonable legal and other expenses) to which any of the Advisor Indemnitees may become subject at common law or otherwise (collectively, “Advisor Losses”), due to (i) any breach by the Sub-advisor of this Agreement, (ii) any willful misfeasance, bad faith, fraud, gross negligence or reckless disregard of Sub-advisor in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus, Statement of Additional Information, proxy materials, advertisements or sales literature of the Fund if such statement was made in reliance upon information furnished to the Advisor by the Sub-advisor in writing and intended for use therein. Notwithstanding the foregoing, the Advisor Indemnitees shall not be entitled to any indemnity hereunder for any Advisor Losses resulting from any claim by the Sub-advisor for breach of this Agreement.

(c) The Advisor shall expect of the Sub-advisor, and the Sub-advisor will give the Advisor and the Trust the benefit of, the Sub-advisor's best judgment and efforts in rendering its services hereunder. Nothing herein shall be deemed to protect, or purport to protect, a party hereto against any liability to any other party or the Trust to which such party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of such party’s duties or obligations hereunder, or by reason of such party’s reckless disregard of its obligations and duties hereunder.

(d) The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-advisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(e) In the event that a party (the “Indemnitee”) shall sustain or incur any Sub-advisor Losses or Advisor Losses, as the case may be (“Losses”) or be subject to any Claim (as defined in Section 5(f)), in respect of which indemnification may be sought by such party pursuant to this Section 5, the Indemnitee shall assert a claim for indemnification by giving prompt written notice of such Losses or such Claims (“Notice”), which shall describe in reasonable detail the facts and circumstances of the Losses or Claims upon which the asserted claim for indemnification is based, to the party from whom indemnification is sought pursuant to this Section 5 (the “Indemnitor”), and shall thereafter keep the Indemnitor reasonably informed with respect thereto; provided that failure of the Indemnitee to give the Indemnitor prompt notice as provided herein shall not relieve the Indemnitor of any of its obligations hereunder, except and then solely to the extent that the Indemnitor is materially prejudiced by such failure.

(f) In case any claim, proceeding, litigation or other action is brought against any Indemnitee in respect of which indemnification may be sought by the Indemnitee pursuant to this Section 5 (a “Claim”), the Indemnitor shall have the right to assume, conduct and control the defense, compromise or settlement thereof, by written notice to the Indemnitee of its intention to do so within thirty (30) days after receipt of the Notice, at the Indemnitor’s own expense, and thereupon to prosecute in the name and on behalf of the Indemnitee any available cross-claims, counter-claims or third-party claims arising with respect to the Claim and to employ counsel with respect thereto that is reasonably acceptable to the Indemnitee. The Indemnitee, together with its affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and controlling persons (as described in Section 15 of the Securities Act) (such affiliated and controlling person, its “Affiliates”), shall cooperate with Indemnitor in the defense of such Claim and make all relevant personnel and books and records available to Indemnitor as reasonably requested. If the Indemnitor shall assume the defense of such Claim, it shall not settle such Claim unless (i) such settlement includes as an unconditional term thereof the giving by the claimant or the plaintiff of a release of the Indemnitee, reasonably satisfactory to the Indemnitee, from all liability (with no monetary obligations, and no injunctive or equitable relief, imposed on Indemnitee thereunder) with respect to such Claim and (ii) such settlement does not contain an admission of any fault on the part of the Indemnitee without the Indemnitee’s consent. Notwithstanding the assumption by the Indemnitor of the defense of any Claim as provided in this Section 5(f), and without limiting the Indemnitor’s right to assume, conduct and control the defense, compromise or settlement thereof, the Indemnitee shall be permitted to join in (but not control) the defense of such Claim and to employ counsel at its own expense.

(g) If the Indemnitor shall fail to notify the Indemnitee of its desire to assume the defense of any such Claim within the prescribed thirty (30) day period set forth in Section 5(f), or shall notify the Indemnitee that it will not assume the defense of any such Claim, or if the Indemnitor shall fail to conduct the defense of any such Claim in good faith and at its expense, and such failure continues for more than ten (10) days after written notice thereof from the Indemnitee to the Indemnitor, then the Indemnitee may assume the defense of any such Claim in the place of the Indemnitor by giving written notice to the Indemnitor, in which event Indemnitee shall use commercially reasonable efforts to the conduct the defense of such Claim, and the Indemnitor shall be bound by any determinations made in any proceeding with respect to such Claim or any settlement thereof effected by the Indemnitee, which settlement has been approved by Indemnitor (such approval not to be unreasonably withheld, conditioned or delayed); provided that any such determinations or settlement shall not affect the right of the Indemnitor to dispute the Indemnitee’s claim for indemnification in accordance with the terms of this Agreement. 1

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to the Fund as of the date hereof; provided, however, that the Agreement has been approved by (i) the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, or (ii) by a vote of a majority of the outstanding voting securities of the Fund, in each case on 60 days’ written notice to the Sub-advisor, (iii) by the Advisor on 60 days’ written notice to the Sub-advisor and the Trust, or (iv) by the Sub-advisor on 60 days’ written notice to the Advisor and the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

(d) In the event that the Sub-adviser resigns pursuant to Section 6(c)(iv) above, if a replacement sub-adviser has not been hired prior to the end of the 60 day-notice period, then, provided that the Advisor has and shall continue to use its reasonable best efforts to have a replacement sub-adviser promptly appointed, the Sub-advisor agrees to continue to sub-advise the Fund after the end of the 60-day notice period, subject to the terms of this Agreement, until a replacement sub-adviser has been hired and commences management of the Fund. Notwithstanding the foregoing, in no event shall the Sub-advisor be required to sub-advise the Fund for longer than 120 days after the termination of the 60-day ce period.

SECTION 7. ACTIVITIES OF THE SUB-ADVISOR

(a) Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor's right, or the right of any of the Sub-advisor's directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUB-ADVISOR AND ADVISOR.

Each of the Sub-advisor and the Advisor represents and warrants to the other that:

(a) It is registered as an investment advisor under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c) To the best of its knowledge, there is neither pending nor threatened any investigation, action, suit, or proceeding relating to it before or by any court or other governmental, regulatory, or self-regulatory authority or other body to which the Advisor or Sub-advisor or any principal thereof is a party, or to which any asset of the Advisor or Sub-advisor is subject, which may materially affect the Advisor or Sub-advisor and its ability to perform its obligations under this Agreement. Neither the Advisor nor Sub-advisor, nor any principal thereof, has received any notice of an investigation relating to or that may adversely affect it in a material way. Each party will promptly notify the other party as soon as reasonably practicable in the event of its being found by a regulatory body with jurisdiction over the party to have violated any applicable law, rule or regulation arising out of its activities and which may otherwise affect in any material way its ability to act in accordance with the terms of this Agreement.

(d) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(e) It will promptly notify the other party, as applicable, and the Trust, of the occurrence of any event that would disqualify the Sub-advisor or the Advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. USE OF NAME

The Sub-advisor hereby grants the Advisor, or a successor thereto or affiliate thereof, a limited, non-exclusive, revocable license to use the name or identifying word “Bramshill” in its promotion of the Fund. The Sub-advisor hereby grants the Fund a limited, non-exclusive, revocable license to use the name or identifying word “Bramshill” in the name of the Fund. Such license is conditioned upon the employment of the Sub-advisor, affiliate thereof or successor to such Sub-advisor, as sub-advisor to the Fund, and may not be revoked by the Sub-advisor for so long as the Sub-advisor, its affiliate or such successor thereto, serves as sub-advisor to the Fund. The names or identifying word “Bramshill” are the property of the Sub-advisor and may be used, at Sub-advisor’s sole discretion, in other connections and for other purposes by the Sub-advisor and any of its affiliates. The Advisor, or a successor thereto or affiliate thereof, must cease using “Bramshill” in its promotion of the Fund if the Sub-advisor, any successor thereto or any affiliate thereof, ceases to be employed, for any reason, as sub-advisor of the Fund. In the event of termination of the license herein, the Advisor, or a successor thereto or affiliate thereof, shall promptly cease any and all use of the “Bramshill” name and any name, mark, or domain name confusingly similar thereto with respect to promotion of the Fund. This paragraph shall survive the termination of this Agreement.

SECTION 10. DISPUTE RESOLUTION

The parties agree that any dispute, claim or controversy relating to or arising out of this Agreement or the interpretation or performance of this Agreement shall be submitted to and administered by JAMS in the state of Delaware. Each Party will be responsible for its respective costs of any such arbitration, including forum fees and fees and expenses of legal counsel.

SECTION 11. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto, subject to the requirements of the 1940 Act and rules thereunder.

(b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub-advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i) No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor’s obligations under this Agreement.

(j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," “control” and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k) Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

[Signatures on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

LIBERTY STREET ADVISORS, INC.

Name:
Title:

BRAMSHILL INVESTMENTS, LLC

Name:
Title:

Appendix A

Series of the Trust:

Bramshill Multi-Strategy Income Fund (the "Fund")

Appendix B

Sub-Advisory Fees

52% of the Gross Investment Advisory Fee received by the Advisor

APPENDIX B

TYPICAL TERMS AND CONDITIONS OF “MANAGER OF MANAGERS”
EXEMPTIVE RELIEF

Applicants agree that any order of the Commission granting the requested relief will be subject to the following conditions:

1.	Before a Fund may rely on the order requested in the Application, the operation of the Fund in the manner described in this Application will be approved by a majority of the Fund’s outstanding voting securities as defined in the 1940 Act, or, in the case of a new Fund whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering the Fund’s shares to the public.

2.	The prospectus for each Fund will disclose the existence, substance, and effect of any order granted pursuant to this Application. Each Fund will hold itself out to the public as employing the Manager of Managers Structure described in this Application. Each prospectus will prominently disclose that the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Subadvisors and recommend their hiring, termination and replacement.

3.	The Advisor will provide general management services to each Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets (either directly or through such Fund’s Subsidiary, if any). Subject to review and approval of the Board, the Advisor will (a) set each Fund’s (including, if any, its Subsidiary’s) overall investment strategies, (b) evaluate, select, and recommend Subadvisors to manage all or a portion of each Fund’s assets (directly or through the Fund’s Subsidiary, if any), and (c) implement procedures reasonably designed to ensure that Subadvisors comply with the relevant Fund’s or Subsidiary’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate a Fund’s assets among multiple Subadvisors (including by allocating and reallocating assets between and among the Fund and, if any, the Fund’s Subsidiary); and (b) monitor and evaluate the performance of the Subadvisors.

4.	A Fund will not make any Ineligible Subadvisor Changes without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund.

5.	A Fund will inform its shareholders of the hiring of a new Subadvisor within 90 days after the hiring of the new Subadvisor pursuant to the Modified Notice and Access Procedures.

6.	At all times, at least a majority of the Board of each Fund will be Independent Trustees, and the selection and nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.

7.	Independent Legal Counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection of such counsel will be within the discretion of the then existing Independent Trustees.

8.	The Advisor will provide the Board, no less frequently than quarterly, with information about the profitability of the Advisor on a per-Fund basis. The information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter.

9.	Whenever a subadviser is hired or terminated, the Advisor will provide the Board with information showing the expected impact on the profitability of the Advisor.

10.	Whenever a subadviser change is proposed for a Fund (or for a Subsidiary) with an Excluded Subadvisor, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Fund and its shareholders, and does not involve a conflict of interest from which the Advisor or the Excluded Subadvisor derives an inappropriate advantage.

11.	No trustee or officer of the Trust or a Fund, or partner, director, manager, or officer of the Advisor, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person), any interest in a Subadvisor, except for (a) ownership of interests in the Advisor or any entity that controls, is controlled by, or is under common control with the Advisor, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a Subadvisor or an entity that controls, is controlled by, or is under common control with a Subadvisor.

12.	Each Fund will disclose the Aggregate Fee Disclosure in its registration statement.

13.	Any new Subadvisory Agreement or any amendment to a Fund’s (or any Subsidiary’s) existing Advisory Agreement or Subadvisory Agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund will be submitted to the Fund’s shareholders for approval.

14.	In the event the Commission adopts a rule under the 1940 Act providing substantially similar relief to that requested in the Application, the requested order will expire on the effective date of that rule.

APPENDIX C

NUMBER OF SHARES/INTERESTS OUTSTANDING AS OF THE RECORD DATE

Fund Name and Classes	Number of Shares Outstanding as of [ ], 2022
Braddock Multi-Strategy Income Fund
Class A
Class C
Institutional Class
Total

APPENDIX D

PRINCIPAL HOLDERS AND CONTROL PERSONS

The following table list the Fund’s principal shareholders. Principal shareholders are holders of record of 5% or more of the outstanding shares of a class of the Fund.

Braddock Multi-Strategy Income Fund

Shareholder Name and Address	Percentage of Shares Owned as of [ ]
Class A

Class C

Institutional Class

The following table list the Fund’s control persons. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Braddock Multi-Strategy Income Fund

Control Persons	Jurisdiction	Percentage of Shares Owned as of [ ]

PROXY TABULATOR
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D90750-S52436

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Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting:
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D90751-S52436

BRADDOCK MULTI-STRATEGY INCOME FUND
SPECIAL MEETING OF SHAREHOLDERS
November 4, 2022

The undersigned hereby appoints as proxies Sardjono Kadiman, Diane Drake and Joy Ausili, and each of them (with power of substitution), to vote all the undersigned's shares of the **BRADDOCK MULTI-STRATEGY INCOME FUND** at the Special Meeting of Shareholders to be held on November 4, 2022, at 11:00 a.m., local time, at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

PLEASE REFER TO THE PROXY STATEMENT FOR ADDITIONAL INFORMATION REGARDING THE PROPOSALS.

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